UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  March 14, 2006
(Date of earliest event reported)


                      CD 2006-CD2 Commercial Mortgage Trust
                      -------------------------------------
                         (Exact name of issuing entity)

                       German American Capital Corporation
                       -----------------------------------
               (Exact name of sponsor as specified in its charter)

                      Citigroup Global Markets Realty Corp.
                      -------------------------------------
               (Exact name of sponsor as specified in its charter)

                         PNC Bank, National Association
                         ------------------------------
               (Exact name of sponsor as specified in its charter)

                 Deutsche Mortgage & Asset Receiving Corporation
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-130390-01              04-3310019
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    (State or other                 (Commission File No.)      (IRS Employer
jurisdiction of incorporation)                               Identification No.)


          60 Wall Street
        New York, New York                                      10005
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 (Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code  (212) 250-2500
                                                   -----------------------------


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events.

      On March 14, 2006, a single series of mortgage pass-through certificates, entitled Deutsche Mortgage & Asset Receiving Corporation, Commercial Mortgage Pass-Through Certificates, Series CD 2006-CD2 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of March 1, 2006, among Deutsche Mortgage & Asset Receiving Corporation, as depositor (the "Registrant"), Midland Loan Services, Inc. and Wachovia Bank, National Association, each as master servicer, LNR Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee. The Certificates consist of 32 classes (each, a "Class") of Certificates, thirteen of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-AB Certificates", the "Class A-4 Certificates", the "Class A-1A Certificates", the "Class A-1B Certificates", the "Class A-M Certificates", the "Class A-J Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates" and the "Class E Certificates" (collectively, the "Offered Certificates"); and nineteen of which classes are designated as the "Class F Certificates," the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class Q Certificates", the "Class VPM-1 Certificates," the "Class VPM-2 Certificates," the "Class VPM-3 Certificates," the "Class VPM-4 Certificates," the "Class S Certificates", the "Class X Certificates", the "Class LR Certificates" and the "Class R Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 197 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $3,059,345,771. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "GACC Mortgage Loans") were acquired by the Registrant from German American Capital Corporation ("GACC") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 14, 2006, between the Registrant and GACC, certain of the Mortgage Loans (the "CGMRC Mortgage Loans") were acquired by the Registrant from Citigroup Global Markets Realty Corp. ("CGMRC") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 14, 2006, between the Registrant and CGMRC and certain of the mortgage loans (the "PNC Mortgage Loans") were acquired by the Registrant from PNC Bank, National Association ("PNC Bank", and collectively with GACC and CGMRC, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of March 14, 2006, between the Registrant and PNC Bank. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to GACC, CGMRC and PNC Bank was derived from the sale of Certificates by the Registrant to Deutsche Bank Securities Inc. ("DBS"), Citigroup Global Markets Inc. ("CGM"), PNC Capital Markets LLC ("PNCCM"), Wachovia Capital Markets, LLC ("WCM"), Nomura Securities International, Inc. ("NSI"), and J.P. Morgan Securities Inc. ("JPMorgan") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated February 27, 2006, among the Registrant, DBS, CGM, PNCCM, WCM, NSI, and JPMorgan (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated February 27, 2006, among the Registrant, DBS and CGM (pertaining to the Private Certificates which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that
Act). On March 14, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 27, 2006 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits
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Item 601(a) of
Regulation S-K
Exhibit No.     Description
--------------------------------------------------------------------------------
(1.1)           Underwriting Agreement, dated February 27, 2006, among Deutsche
                Mortgage & Asset Receiving Corporation, Deutsche Bank Securities
                Inc., Citigroup Global Markets Inc., PNC Capital Markets LLC,
                Wachovia Capital Markets, LLC, Nomura Securities International,
                Inc., and J.P. Morgan Securities Inc.
--------------------------------------------------------------------------------
(4.1)           Pooling and Servicing Agreement, dated as of March 1, 2006, among Deutsche Mortgage & Asset Receiving Corporation, as
                depositor, Midland Loan Services, Inc., as master servicer,
                Wachovia Bank, National Association, as master servicer, LNR
                Partners, Inc., as special servicer and Wells Fargo Bank, N.A., as trustee.
--------------------------------------------------------------------------------
(8.1)           Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March
                14, 2006, relating to validity and tax matters.
--------------------------------------------------------------------------------
(99.1)          Mortgage  Loan Purchase  Agreement,  dated as of March 14, 2006, between  Deutsche  Mortgage & Asset  Receiving  Corporation  and
                German American Capital Corporation.
--------------------------------------------------------------------------------
(99.2)          Mortgage Loan Purchase Agreement, dated as of March 14, 2006, between Deutsche Mortgage & Asset Receiving Corporation and
                Citigroup Global Markets Realty Corp.
--------------------------------------------------------------------------------
(99.3)          Mortgage Loan Purchase Agreement, dated as of March 14, 2006, between Deutsche Mortgage & Asset Receiving Corporation and PNC
                Bank, National Association.
--------------------------------------------------------------------------------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DEUTSCHE MORTGAGE & ASSET
                                      RECEIVING CORPORATION

Date: March 28, 2006



                                   By: /s/ Helaine M. Kaplan
                                       ---------------------
                                   Name:  Helaine M. Kaplan
                                   Title: President



                                   By: /s/ Andrew Cherrick
                                      --------------------
                                   Name:  Andrew Cherrick
                                   Title: Vice President

                                  Exhibit Index
                                  -------------



Item 601(a) of
Regulation S-K                                           Paper (P) or
Exhibit No.     Description                              Electronic (E)
-----------     -----------                              --------------

1.1             Underwriting Agreement                    E

4.1             Pooling and Servicing Agreement           E

8.1             Opinion of Cadwalader, Wickersham & Taft  E
                LLP, dated as of March 14, 2006,
                relating to validity and tax matters

99.1            GACC Mortgage Loan Purchase Agreement     E

99.2            CGMRC Mortgage Loan Purchase Agreement    E

99.3            PNC Mortgage Loan Purchase Agreement      E